UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 1, 2005

HALLIBURTON COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-3492	No. 75-2677995
(Commission File Number)	(IRS Employer Identification No.)

1401 McKinney, Suite 2400, Houston, Texas	77010
(Address of Principal Executive Offices)	(Zip Code)

(713) 759-2600
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 2.02 and Item 8.01.  Results of Operations and Financial Condition and Other Events.

On March 1, 2005 registrant issued a press release entitled “Halliburton Revises Fourth Quarter Pre-Tax Earnings Downward by $3 Million.”

The text of the Press Release is as follows:

HALLIBURTON REVISES FOURTH QUARTER PRE-TAX EARNINGS DOWNWARD BY $3 MILLION

Collection of receivable and change in lease accounting

HOUSTON, Texas - Halliburton (NYSE: HAL) announced today that it will make two adjustments to the previously announced fourth quarter 2004 earnings that were released on January 28, 2005. The net impact of these adjustments is $3 million pre-tax expense, or $0.004 per share.

The adjustments, detailed in the attached financial tables, are attributed to (1) a collection of a $10 million receivable in February 2005 that was previously reserved and (2) a correction of the accounting treatment for leasehold improvements. As a result of a February 7, 2005 clarification by the Chief Accountant of the Securities and Exchange Commission on lease accounting, the Company has adjusted its method for amortization of leasehold improvements and recorded a pre-tax expense of $13 million for increased depreciation, depletion and amortization. Management has determined that the impact of this matter on prior periods is immaterial. In connection with this clarification by the Chief Accountant, a large number of public companies have announced adjustments to their financial statements relating to lease accounting.

Halliburton, founded in 1919, is one of the world’s largest providers of products and services to the petroleum and energy industries. The company serves its customers with a broad range of products and services through its Energy Services and Engineering and Construction Groups. The company’s World Wide Web site can be accessed at www.halliburton.com.

NOTE: The statements in this press release that are not historical statements, including statements regarding future financial performance, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond the company's control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: legal risks, including the risks of audits and investigations of the company by domestic and foreign government agencies and legislative bodies and potential adverse proceedings and findings by such agencies, a delay in the receipt of additional agreed payments from insurers arising from asbestos and silica claims, the risks of judgments against the company and its subsidiaries in litigation and proceedings, including shareholder lawsuits, securities laws inquiries, contract disputes, patent infringements and environmental matters, legislation, changes in government regulations and adverse reaction to scrutiny involving the company; political risks, including the risks of unsettled political conditions, war and the effects of terrorism, foreign operations and foreign exchange rates and controls; liquidity risks, including the risks of potential reductions in debt ratings, access to credit, availability and costs of financing and ability to raise capital; weather-related risks; customer risks, including the risks of changes in capital spending and claims negotiations; industry risks, including the risks of changes that affect the demand for or price of oil and/or gas, structural changes in the industries in which the company operates, risks of fixed-fee projects and risks of complex business arrangements; systems risks, including the risks of successful development and installation of financial systems; and personnel and merger/reorganization/disposition risks, including the risks of increased competition for employees, successful integration of acquired businesses, effective restructuring efforts and successful completion of planned dispositions. Please see Halliburton's Form 10-K/A for the year ended December 31, 2003 and Form 10-Q for the quarter ended September 30, 2004 for a more complete discussion of such risk factors.

HALLIBURTON COMPANY
Condensed Consolidated Statements of Operations
(Millions of dollars and shares except per share data)
(Unaudited)

	Three Months		Three Months
	Ended		Ended
	December 31		September 30
	2004	2003	2004
Revenue
Production Optimization	$912	$713	$886
Fluid Systems	617	531	618
Drilling and Formation Evaluation	465	417	450
Digital and Consulting Solutions	176	138	154
Total Energy Services Group	2,170	1,799	2,108
Government and Infrastructure	2,295	2,691	1,993
Energy and Chemicals	736	974	689
Total KBR	3,031	3,665	2,682
Total revenue	$5,201	$5,464	$4,790
Operating income (loss)
Production Optimization	$208	$115	$222
Fluid Systems	98	73	113
Drilling and Formation Evaluation	61	17	62
Digital and Consulting Solutions	-	36	17
Total Energy Services Group	367	241	414
Government and Infrastructure	9	69	(6)
Energy and Chemicals	(9)	15	(44)
Asbestos and silica	-	(2)	-
Total KBR	-	82	(50)
General corporate	(21)	(20)	(22)
Total operating income	346	303	342
Interest expense	(69)	(54)	(51)
Interest income	14	8	13
Foreign currency, net	6	4	1
Other, net	-	(1)	(2)
Income from continuing operations before income taxes
and minority interest	297	260	303
Provision for income taxes	(110)	(92)	(111)
Minority interest in net income of subsidiaries	(6)	(22)	(6)
Income from continuing operations	181	146	186
Loss from discontinued operations, net	(384)	(1,093)	(230)
Net loss	$(203)	$(947)	$(44)
Basic income (loss) per share:
Income from continuing operations	$0.41	$0.34	$0.43
Loss from discontinued operations, net	(0.88)	(2.52)	(0.54)
Net loss	$(0.47)	$(2.18)	$(0.11)
Diluted income (loss) per share:
Income from continuing operations	$0.40	$0.34	$0.42
Loss from discontinued operations, net	(0.86)	(2.51)	(0.51)
Net loss	$(0.46)	$(2.17)	$(0.09)
Basic weighted average common shares outstanding	439	435	438
Diluted weighted average common shares outstanding	444	438	442

HALLIBURTON COMPANY
Condensed Consolidated Statements of Operations
(Millions of dollars and shares except per share data)
(Unaudited)

	Twelve Months Ended
	December 31
	2004	2003
Revenue
Production Optimization	$3,303	$2,758
Fluid Systems	2,324	2,039
Drilling and Formation Evaluation	1,782	1,643
Digital and Consulting Solutions	589	555
Total Energy Services Group	7,998	6,995
Government and Infrastructure	9,393	5,417
Energy and Chemicals	3,075	3,859
Total KBR	12,468	9,276
Total revenue	$20,466	$16,271
Operating income (loss)
Production Optimization	$633	$413
Fluid Systems	348	251
Drilling and Formation Evaluation	225	177
Digital and Consulting Solutions	60	(15)
Total Energy Services Group	1,266	826
Government and Infrastructure	84	194
Energy and Chemicals	(426)	(225)
Asbestos and silica	-	(5)
Total KBR	(342)	(36)
General corporate	(87)	(70)
Total operating income	837	720
Interest expense	(229)	(139)
Interest income	44	30
Foreign currency, net	(3)	-
Other, net	2	1
Income from continuing operations before income taxes,
minority interest and change in accounting principle	651	612
Provision for income taxes	(241)	(234)
Minority interest in net income of subsidiaries	(25)	(39)
Income from continuing operations before change in
accounting principle	385	339
Loss from discontinued operations, net	(1,364)	(1,151)
Cumulative effect of change in accounting principle, net	-	(8)
Net loss	$(979)	$(820)
Basic income (loss) per share:
Income from continuing operations before change in
accounting principle	$0.88	$0.78
Loss from discontinued operations, net	(3.13)	(2.65)
Cumulative effect of change in accounting principle, net	-	(0.02)
Net loss	$(2.25)	$(1.89)
Diluted income (loss) per share:
Income from continuing operations before change in
accounting principle	$0.87	$0.78
Loss from discontinued operations, net	(3.09)	(2.64)
Cumulative effect of change in accounting principle, net	-	(0.02)
Net loss	$(2.22)	$(1.88)
Basic weighted average common shares outstanding	437	434
Diluted weighted average common shares outstanding	441	437

HALLIBURTON COMPANY
Revenue and Operating Income Comparison
By Geographic Region - Energy Services Group Only
(Millions of dollars)
(Unaudited)

	Three Months Ended		Three Months Ended
	December 31		September 30
	2004	2003	2004
Revenue:
North America	$980	$787	$969
Latin America	301	255	295
Europe/Africa	454	350	442
Middle East/Asia	435	407	402
Total revenue	$2,170	$1,799	$2,108

Operating income:
North America	$224	$100	$228
Latin America	12	48	52
Europe/Africa	62	36	79
Middle East/Asia	69	57	55
Total operating income	$367	$241	$414

	Twelve Months Ended
	December 31
	2004	2003
Revenue:
North America	$3,609	$3,085
Latin America	1,082	907
Europe/Africa	1,665	1,442
Middle East/Asia	1,642	1,561
Total revenue	$7,998	$6,995

Operating income:
North America	$722	$306
Latin America	130	165
Europe/Africa	186	147
Middle East/Asia	228	208
Total operating income	$1,266	$826

HALLIBURTON COMPANY
Reconciliation of Previously Announced Results to Actual Results
Three and Twelve Months Ended December 31, 2004

	Three Months Ended
	December 31, 2004
		Receivable	Leasehold
	As Reported	Collection	Adjustment	Actual
Operating income (loss)
Production Optimization	$209	$2	$(3)	$208
Fluid Systems	102	4	(8)	98
Drilling and Formation Evaluation	59	4	(2)	61
Digital and Consulting Solutions	-	-	-	-
Total Energy Services Group	370	10	(13)	367
Total KBR	-	-	-	-
General corporate	(21)	-	-	(21)
Total operating income	$349	$10	$(13)	$346

Income from continuing operations
before income taxes and minority
Interest	$300	$10	$(13)	$297
Provision for income taxes	(111)	(4)	5	(110)
Income from continuing operations	183	6	(8)	181
Net income (loss)	(201)	6	(8)	(203)
Per share
Basic income from continuing
operations	$0.42	$0.01	$(0.02)	$0.41
Basic net income (loss)	$(0.46)	$0.01	$(0.02)	$(0.47)
Diluted income from continuing
operations	$0.41	$0.01	$(0.02)	$0.40
Diluted net income (loss)	$(0.45)	$0.01	$(0.02)	$(0.46)

	Twelve Months Ended
	December 31, 2004
		Receivable	Leasehold
	As Reported	Collection	Adjustment	Actual
Operating income (loss)
Production Optimization	$634	$2	$(3)	$633
Fluid Systems	352	4	(8)	348
Drilling and Formation Evaluation	223	4	(2)	225
Digital and Consulting Solutions	60	-	-	60
Total Energy Services Group	1,269	10	(13)	1,266
Total KBR	(342)	-	-	(342)
General corporate	(87)	-	-	(87)
Total operating income	$840	$10	$(13)	$837

Income from continuing operations
before income taxes and minority
interest	$654	$10	$(13)	$651
Provision for income taxes	(242)	(4)	5	(241)
Income from continuing operations	387	6	(8)	385
Net income (loss)	(977)	6	(8)	(979)
Per share
Basic income from continuing	$0.89	$0.01	$(0.02)	$0.88
operations
Basic net income (loss)	$(2.24)	$0.01	$(0.02)	$(2.25)
Diluted income from continuing
operations	$0.88	$0.01	$(0.02)	$0.87
Diluted net income (loss)	$(2.21)	$0.01	$(0.02)	$(2.22)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALLIBURTON COMPANY

Date: March 1, 2005	By:	/s/ Margaret E. Carriere
Margaret E. Carriere
Vice President and Secretary